SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K

                               Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)   August 8, 2000


                          THE KINGSLEY COACH, INC.
          (Exact name of Registrant as Specified in its Charter)


	Delaware                   0-21733               87-0369035
(State of Incorporation)    (Commission File      (IRS Employer
                             Number)               Identification No.)


                     64 Old Route 522, Middleburg, PA 17842
                		  (Address of principal executive offices)

                        			       (570) 837-7114
                          Registrant's Telephone Number



Item 8.         Change in Fiscal Year

On August 8, 2000, the Board of Directors of the Registrant determined to change the Registrant's fiscal year end from December 31 to June 30.

The Registrant will file a transition report on Form 10-KSB for the period from January 1, 2000 through June 30, 2000.


                                 EXHIBITS


None


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                THE KINGSLEY COACH, INC.

Dated: August 9, 2000           By:/s/ Terry A. Watkins
                                       Terry A. Watkins
                                       Chief Executive Officer